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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

         In connection with the amended Quarterly Report of Huntington Bancshares Incorporated (the "Company") on Form 10-Q/A for the quarter ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Hoaglin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Thomas E. Hoaglin
                                     -------------------------------------------
                                               Thomas E. Hoaglin
                                               Chief Executive Officer
                                               November 14, 2003















         A signed original of this written statement required by Section 906 has been provided to Huntington Bancshares Incorporated and will be retained by Huntington Bancshares Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.